INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer MidCap Fund:

We have  audited  the  accompanying  statement  of  assets  and  liabilities  of
Oppenheimer MidCap Fund,  including the statement of investments,  as of October
31, 2002, and the related  statement of operations for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended,  and the financial  highlights  for each of the three years in the period then  ended.  These  financial  statements  and  financial  highlights  are  the responsibility  of the Fund's  management.  Our  responsibility is to express an opinion on these  financial  statements  and financial  highlights  based on our audits.  The financial  highlights  for the year ended October 31, 1999, and the
11-month  period ended October 31, 1998,  were audited by other  auditors  whose report  dated  November  19,  1999,  expresses  an  unqualified  opinion on this information.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities  owned as of October 31, 2002, by  correspondence  with the custodian and brokers or by other  appropriate  auditing  procedures  where  replies  from brokers were not  received.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall  financial  statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  MidCap Fund as of October 31, 2002,  the results of its  operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,  and the  financial  highlights  for each of the three years in the  period  then  ended,  in  conformity  with  accounting  principles generally accepted in the United States of America.

/s/KPMG LLP
 KPMG LLP

 Denver, Colorado
 November 21, 2002

October 31, 2002

       Oppenheimer
       MidCap Fund

Annual Report
Financial Statements

STATEMENT OF INVESTMENTS October 31, 2002

                                                                    Market
Value
                                                          Shares      See
Note 1
--------------------------------------------------------------------------------
 Common Stocks--87.8%
--------------------------------------------------------------------------------
 Consumer Discretionary--17.3%
--------------------------------------------------------------------------------
 Auto Components--1.0%
 CarMax, Inc. 1                                          460,000    $
7,539,400
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--4.6%
 Outback Steakhouse,
 Inc. 1                                                  500,000
17,025,000
--------------------------------------------------------------------------------
 Wendy's International,
 Inc.                                                    545,000
17,265,600

------------

34,290,600

--------------------------------------------------------------------------------
 Multiline Retail--3.1%
 Family Dollar
 Stores, Inc.                                            750,000
23,092,500
--------------------------------------------------------------------------------
 Specialty Retail--6.3%
 Bed Bath &
 Beyond, Inc. 1                                        1,320,000
46,807,200
--------------------------------------------------------------------------------
 Textiles & Apparel--2.3%
 Coach, Inc. 1                                           558,000
16,600,500
--------------------------------------------------------------------------------
 Consumer Staples--0.8%
--------------------------------------------------------------------------------
 Food & Drug Retailing--0.8%
 Whole Foods
 Market, Inc. 1                                          135,000
6,298,290
--------------------------------------------------------------------------------
 Financials--14.0%
--------------------------------------------------------------------------------
 Banks--3.1%
 Commerce
 Bancorp, Inc.                                           508,000
23,322,280
--------------------------------------------------------------------------------
 Insurance--10.9%
 AMBAC Financial
 Group, Inc.                                             395,000
24,411,000
--------------------------------------------------------------------------------
 MBIA, Inc.                                              802,500
35,029,125
--------------------------------------------------------------------------------
 Radian Group, Inc.                                      611,100
21,553,497

------------

80,993,622

--------------------------------------------------------------------------------
 Health Care--34.2%
--------------------------------------------------------------------------------
 Biotechnology--10.0%
 Gilead Sciences, Inc. 1                               1,388,000
48,219,120
--------------------------------------------------------------------------------
 IDEC Pharmaceuticals
 Corp. 1                                                 566,000
26,047,320

------------

74,266,440

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--12.8%
 Biomet, Inc.                                            118,500
3,491,010
--------------------------------------------------------------------------------
 Cytyc Corp. 1                                           233,000
2,437,180
--------------------------------------------------------------------------------
 Stryker Corp.                                           576,000
36,345,600

                                                                    Market
Value
                                                          Shares      See
Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies Continued
 Varian Medical
 Systems, Inc. 1                                       1,095,000
$52,800,900

------------

95,074,690

--------------------------------------------------------------------------------
 Health Care Providers & Services--11.4%
 AmerisourceBergen
 Corp.                                                   585,000
41,622,750
--------------------------------------------------------------------------------
 Lincare
 Holdings, Inc. 1                                      1,268,400
43,214,388

------------

84,837,138

--------------------------------------------------------------------------------
 Industrials--10.6%
--------------------------------------------------------------------------------
 Aerospace & Defense--2.3%
 Alliant Techsystems,
 Inc. 1                                                  288,900
17,377,335
--------------------------------------------------------------------------------
 Commercial Services & Supplies--4.6%
 Concord EFS, Inc. 1                                   1,859,200
26,549,376
--------------------------------------------------------------------------------
 Weight Watchers
 International, Inc. 1                                   154,200
7,301,370

------------

33,850,746

--------------------------------------------------------------------------------
 Machinery--3.7%
 SPX Corp. 1                                             650,000
27,306,500
--------------------------------------------------------------------------------
 Information Technology--10.9%
--------------------------------------------------------------------------------
 Communications Equipment--3.4%
 Brocade
 Communications
 Systems, Inc. 1                                         750,000
5,152,500
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                     1,187,900
20,289,332

------------

25,441,832

--------------------------------------------------------------------------------
 Internet Software & Services--1.9%
 Hotels.com, Cl. A 1                                     220,800
13,766,880
--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--3.0%
 Marvell Technology
 Group Ltd. 1                                            665,000
10,779,650
--------------------------------------------------------------------------------
 QLogic Corp. 1                                          325,000
11,313,250

------------

22,092,900

--------------------------------------------------------------------------------
 Software--2.6%
 Cerner Corp. 1                                          542,100
19,304,181

------------
 Total Common Stocks
 (Cost $693,387,041)
652,263,034

13 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market
Value
                                                          Shares      See
Note 1
--------------------------------------------------------------------------------
 Preferred Stocks--0.0%
 Axsun Technologies,
 Inc., Cv., Series C 1,2,3                               771,208    $
194,344
--------------------------------------------------------------------------------
 Centerpoint
 Broadband
 Technologies, Inc.,
 Cv., Series D 1,2                                       556,586
--
--------------------------------------------------------------------------------
 fusionOne, Inc.,
 8% Non-Cum. Cv.,
 Series D 1,2,3                                        1,675,894
39,719
--------------------------------------------------------------------------------
 ITF Optical
 Technologies, Inc.,
 Cv., Series A 1,2,3                                     200,000
173,000

------------
 Total Preferred Stocks
 (Cost $29,100,099)
407,063

                                                      Principal    Market
Value
                                                         Amount      See Note
1
-------------------------------------------------------------------------------
 Short-Term Notes--12.4%
 Federal Home Loan Bank,
 1.65%, 11/1/02
 (Cost $91,900,000)                                 $91,900,000    $
91,900,000

-------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $814,387,140)                                      100.2%
744,570,097
-------------------------------------------------------------------------------
 Liabilities
 in Excess of
 Other Assets                                              (0.2)
(1,575,163)

---------------------
 Net Assets                                               100.0%
$742,994,934

=====================

Footnotes to Statement of Investments

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of
Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended October 31,
2002.
The aggregate fair value of securities of affiliated companies held by the
Fund
as of October 31, 2002, amounts to $407,063. Transactions during the period in which the issuer was an affiliate are as follows:

                                                 Shares      Gross
Gross            Shares    Unrealized
                                       October 31, 2001  Additions
Reductions  October 31, 2002  Depreciation
--------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Axsun Technologies, Inc., Cv., Series C         771,208         --
--           771,208    $8,805,653
fusionOne, Inc., 8% Non-Cum. Cv., Series D    1,675,894         --
--         1,675,894     9,060,386
ITF Optical Technologies, Inc., Cv., Series A   200,000         --
--           200,000     4,827,000

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002

-------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $791,287,038)
$744,163,034
 Affiliated companies (cost $23,100,102)
407,063

------------

744,570,097
-------------------------------------------------------------------------------
 Cash
633,163
-------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold
504,590
 Interest and dividends
32,700
 Other
3,514

------------
 Total assets
745,744,064

-------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Shares of beneficial interest redeemed
1,316,489
 Transfer and shareholder servicing agent fees
570,941
 Shareholder reports
520,419
 Distribution and service plan fees
176,144
 Trustees' compensation
149,414
 Other
15,723

------------
 Total liabilities
2,749,130

-------------------------------------------------------------------------------
 Net Assets
$742,994,934

============

-------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital
$1,964,895,912
-------------------------------------------------------------------------------
 Accumulated net investment loss
(148,073)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
   currency transactions
(1,151,935,862)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments
(69,817,043)

------------
 Net Assets
$742,994,934

============

15 | OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

--------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $351,983,074 and 30,807,812 shares of beneficial
 interest outstanding)
$11.43
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$12.13
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $291,397,281 and 26,436,653 shares of beneficial
 interest outstanding)
$11.02
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $83,350,524 and 7,564,308 shares of beneficial
 interest outstanding)
$11.02
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,845,527 and 776,988 shares of beneficial interest outstanding)
$11.38
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $7,418,528 and 633,293 shares of
 beneficial interest outstanding)
$11.71

 See accompanying Notes to Financial Statements.

16 | OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002

--------------------------------------------------------------------------------
 Investment Income
 Interest                                                         $
2,549,328
--------------------------------------------------------------------------------
 Dividends
1,509,526

--------------
 Total investment income
4,058,854

--------------------------------------------------------------------------------
 Expenses
 Management fees
6,671,502
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A
1,057,057
 Class B
3,863,200
 Class C
1,125,590
 Class N
32,790
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A
2,855,278
 Class B
2,489,606
 Class C
721,127
 Class N
35,437
--------------------------------------------------------------------------------
 Shareholder reports
1,388,561
--------------------------------------------------------------------------------
 Trustees' compensation
47,863
--------------------------------------------------------------------------------
 Custodian fees and expenses
7,039
--------------------------------------------------------------------------------
 Other
1,458

--------------
 Total expenses
20,296,508
 Less reduction to custodian expenses
(1,322)
 Less voluntary waiver of transfer and shareholder servicing agent fees -- Classes A, B, C and N
(2,045,003)

--------------
 Net expenses
18,250,183

--------------------------------------------------------------------------------
 Net Investment Loss
(14,191,329)

--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments
(235,633,991)
 Foreign currency transactions
377,802

--------------
 Net realized loss
(235,256,189)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments
31,615,304

--------------
 Net realized and unrealized loss
(203,640,885)

--------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations
$(217,832,214)

==============

 See accompanying Notes to Financial Statements.

17 | OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,
2002               2001
----------------------------------------------------------------------------------------------------

 Operations
 Net investment loss                                               $
(14,191,329)      $ (7,086,697)
----------------------------------------------------------------------------------------------------
 Net realized loss
(235,256,189)      (765,345,545)
----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
31,615,304       (463,263,091)

----------------------------------
 Net decrease in net assets resulting from operations
(217,832,214)    (1,235,695,333)

----------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A
(79,503,847)        72,996,958
 Class B
(59,860,957)        59,856,987
 Class C
(19,236,764)        22,021,277
 Class N
8,462,388          2,566,730
 Class Y
4,409,028          6,333,492

----------------------------------------------------------------------------------------------------
 Net Assets
 Total decrease
(363,562,366)    (1,071,919,889)
----------------------------------------------------------------------------------------------------
 Beginning of period
1,106,557,300      2,178,477,189

----------------------------------
 End of period [including accumulated net
 investment losses of $148,073 and $130,348, respectively]
$742,994,934     $1,106,557,300

==================================

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

  Class A     Year Ended October 31                       2002
2001              2000           1999         1998 1
---------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                   $14.42
$30.41            $19.88         $10.83         $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.13)
(.02)              .04           (.04)          (.02)
 Net realized and unrealized gain (loss)                 (2.86)
(15.97)            10.49           9.11            .85

-------------------------------------------------------------------------
 Total from investment operations                        (2.99)
(15.99)            10.53           9.07            .83
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --
--                --           (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.43
$14.42            $30.41         $19.88         $10.83

=========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (20.74)%
(52.58)%           52.97%         83.79%          8.30%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $351,983
$532,338        $1,055,967       $167,879        $14,607
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $460,797
$718,814          $728,168        $60,644         $7,185
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                            (1.06)%
(0.09)%            0.28%         (0.49)%        (0.33)%
 Expenses                                                 1.68%
1.33%             1.16%          1.40%          1.59% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       1.47%
1.32%             1.16%          1.40%          1.59%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%
84%               23%            61%           117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

  Class B     Year Ended October 31                       2002
2001              2000           1999         1998 1
---------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                   $14.02
$29.79            $19.62         $10.77        $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.30)
(.15)             (.07)          (.07)         (.05)
 Net realized and unrealized gain (loss)                 (2.70)
(15.62)            10.24           8.94           .82

-------------------------------------------------------------------------
 Total from investment operations                        (3.00)
(15.77)            10.17           8.87           .77
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --
--                --           (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.02
$14.02            $29.79         $19.62         $10.77

=========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (21.40)%
(52.94)%           51.83%         82.40%          7.70%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $291,397
$438,962          $874,830       $118,611         $7,654
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $385,917
$592,096          $594,390        $40,455         $3,521
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (1.85)%
(0.84)%           (0.48)%        (1.25)%        (1.06)%
 Expenses                                                 2.48%
2.08%             1.91%          2.16%          2.35% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       2.27%
2.07%             1.91%          2.16%          2.35%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%
84%               23%            61%           117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER MIDCAP FUND

  Class C     Year Ended October 31                       2002
2001              2000           1999         1998 1
---------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                   $14.02
$29.78            $19.60         $10.76         $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.30)
(.15)             (.07)          (.06)          (.05)
 Net realized and unrealized gain (loss)                 (2.70)
(15.61)            10.25           8.92            .81

-------------------------------------------------------------------------
 Total from investment operations                        (3.00)
(15.76)            10.18           8.86            .76
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --
--                --           (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.02
$14.02            $29.78         $19.60         $10.76

=========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (21.40)%
(52.92)%           51.94%         82.38%          7.60%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $83,351
$128,230          $247,566        $26,482         $2,587
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $112,436
$170,129          $161,221         $9,066         $1,271
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                     (1.84)%
(0.85)%           (0.48)%        (1.26)%        (1.07)%
 Expenses                                                 2.47%
2.08%             1.91%          2.16%          2.35% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       2.26%
2.07%             1.91%          2.16%          2.35%
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%
84%               23%            61%           117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

  Class N     Year Ended October 31
2002            2001 1
------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                  $
14.40           $ 19.54
------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss
(.14)             (.05)
 Net realized and unrealized loss
(2.88)            (5.09)

-------------------------
 Total from investment operations
(3.02)            (5.14)
------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain
--                --
------------------------------------------------------------------------------------------------
 Net asset value, end of period
$11.38            $14.40

=========================

------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2
(20.97)%          (26.31)%

------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)
$8,846            $2,268
------------------------------------------------------------------------------------------------
 Average net assets (in thousands)
$6,576            $1,250
------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss
(1.28)%           (0.94)%
 Expenses
1.87%             1.73%
 Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses
1.66%             1.72%
------------------------------------------------------------------------------------------------
 Portfolio turnover rate
51%               84%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER MIDCAP FUND

 Class Y     Year Ended October 31                        2002
2001        2000       1999      1998 1
---------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                   $14.69
$30.86      $20.07     $10.88      $10.00
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             (.08)
(.08)       (.02)      (.01)        .01
 Net realized and unrealized gain (loss)                 (2.90)
(16.09)      10.81       9.22         .87

-------------------------------------------------------
 Total from investment operations                        (2.98)
(16.17)      10.79       9.21         .88
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain               --
--          --       (.02)         --
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.71
$14.69      $30.86     $20.07      $10.88

=======================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     (20.29)%
(52.40)%     53.76%     84.69%       8.80%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)               $7,419
$4,759        $115         $2          $1
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $6,449
$2,720         $33         $2          $1
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                            (0.39)%
(0.12)%      0.60%     (0.06)%      0.05%
 Expenses                                                 0.83%
1.07%       0.74%      1.03%       1.09% 4
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                       0.83%
1.02%       0.74%      1.03%       1.09%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    51%
84%         23%        61%        117%

1. For the period from December 1, 1997 (inception of offering) to October 31,
1998.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

23 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company
 Act of 1940, as amended, as an open-end management investment company. The
 Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical
 rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last
 sale price on the prior trading day, if it is within the spread of the closing
 bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention
 of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated daily
 to each class of shares

24 | OPPENHEIMER MIDCAP FUND

 based upon the relative proportion of net assets represented by such class.
 Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

    During the fiscal year ended October 31, 2002, the Fund did not utilize any
 capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes
 unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2006    $    2,792,572
                              2007         3,516,822
                              2008       142,020,390
                              2009       764,990,986
                              2010       237,892,098
                                      --------------
                              Total   $1,151,212,868
                                      ==============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 October 31, 2002, the Fund's projected benefit obligations were increased by
 $21,596 and payments of $3,871 were made to retired trustees, resulting in an accumulated liability of $148,071 as of October 31, 2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of annual compensation they are entitled to receive from the Fund.
 Under the plan, the compensation deferred is invested for the Board of
Trustees
 in shares of one or more Oppenheimer funds selected by the trustee. The amount
 paid to the Board of Trustees under the plan will be determined based upon the
 performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
 Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the
 fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the

25 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 fiscal year in which amounts are distributed may differ from the fiscal year in
 which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $14,177,832, a decrease in accumulated net investment loss of $14,173,604, and a decrease in accumulated net realized loss
 on investments of $4,228. Net assets of the Fund were unaffected by the reclassifications.

    No distributions were paid during the years ended October 31, 2002 and
 October 31, 2001.

 As of October 31, 2002, the components of distributable earnings on a tax basis
 were as follows:

                 Accumulated net investment loss    $      (148,073)
                 Accumulated net realized loss       (1,151,935,862)
                 Net unrealized depreciation            (69,817,043)
                                                    ----------------
                 Total                              $(1,221,900,978)
                                                    ================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

26 | OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended October 31,
2002              Year Ended October 31, 2001 1
                                    Shares
Amount                 Shares              Amount
-------------------------------------------------------------------------------------------------------------

 Class A
 Sold                           10,246,014          $ 140,041,291
21,601,589       $ 431,618,994
 Redeemed                      (16,353,774)          (219,545,138)
(19,413,730)       (358,622,036)

------------------------------------------------------------------------------
 Net increase (decrease)        (6,107,760)
$(79,503,847)             2,187,859         $72,996,958

==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class B
 Sold                            5,434,402          $  72,796,103
12,038,231       $ 240,307,506
 Redeemed                      (10,300,242)          (132,657,060)
(10,102,864)       (180,450,519)

------------------------------------------------------------------------------
 Net increase (decrease)        (4,865,840)         $ (59,860,957)
        1,935,367       $  59,856,987

==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class C
 Sold                            2,545,426          $
33,944,222              4,550,109       $  87,698,946
 Redeemed                       (4,128,477)           (53,180,986)
(3,716,188)        (65,677,669)

------------------------------------------------------------------------------
 Net increase (decrease)        (1,583,051)         $
(19,236,764)               833,921       $  22,021,277

==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class N
 Sold                              900,502          $
11,916,305                167,066       $   2,704,211
 Redeemed                         (281,019)
(3,453,917)                (9,561)           (137,481)

------------------------------------------------------------------------------
 Net increase                      619,483          $
8,462,388                157,505       $   2,566,730

==============================================================================

-------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                              505,761          $
7,112,046                499,899       $   9,750,294
 Redeemed                         (196,412)
(2,703,018)              (179,670)         (3,416,802)

------------------------------------------------------------------------------
 Net increase                      309,349          $
4,409,028                320,229       $   6,333,492

==============================================================================

 1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for
 the period from March 1, 2001 (inception of offering) to October 31, 2001, for
 Class N shares.

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were
 $429,305,001 and $472,379,621, respectively.

 As of October 31, 2002, unrealized appreciation (depreciation) based on cost of
 securities for federal income tax purposes of $815,110,135 was composed of:

                     Gross unrealized appreciation  $  74,529,012
                     Gross unrealized depreciation   (145,069,050)
                                                    --------------
                     Net unrealized depreciation    $ (70,540,038)
                                                    ==============

27 | OPPENHEIMER MIDCAP FUND

NOTES TO financial statements  Continued

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities Continued
 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective March 1, 2002 the agreement provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69%
of
 the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; 0.58% of the next $1 billion and 0.56% of average annual net assets in
 excess of $2.5 billion. Prior to March 1, 2002, the annual advisory fee rate was: 0.75% of the first $200 million of average annual net assets of the
Fund;
 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------

 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder  servicing agent for the Fund.
 The Fund pays OFS a $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees up to an annual rate of 0.25% of average net assets of Class Y shares
and
 for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares
 are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public
 offering of the different classes of shares of the Fund.

28 | OPPENHEIMER MIDCAP FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate           Class A       Concessions
Concessions       Concessions       Concessions
                     Front-End         Front-End        on Class A      on
Class B        on Class C        on Class N
                 Sales Charges     Sales Charges            Shares
Shares            Shares            Shares
                    on Class A       Retained by       Advanced by
Advanced by       Advanced by       Advanced by
 Year Ended             Shares       Distributor     Distributor 1
Distributor 1     Distributor 1     Distributor 1
----------------------------------------------------------------------------------------------------------------------

 October 31, 2002   $1,724,680          $534,240          $141,003
$2,277,844          $265,000           $76,769

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A          Class B            Class
C                 Class N
                         Contingent       Contingent
Contingent              Contingent
                           Deferred         Deferred
Deferred                Deferred
                      Sales Charges    Sales Charges      Sales
Charges           Sales Charges
                        Retained by      Retained by        Retained
by             Retained by
 Year Ended             Distributor      Distributor
Distributor             Distributor
-----------------------------------------------------------------------------------------------

 October 31, 2002           $19,229       $1,380,533
$33,503                 $17,023

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended October 31, 2002, payments under
 the Class A Plan totaled $1,057,057, all of which were paid by the
Distributor
 to recipients, and included $67,315 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and
Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based
 sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year
 on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31,
2002,
 were as follows:

Distributor's

Distributor's                 Aggregate

Aggregate              Unreimbursed

Unreimbursed             Expenses as %
                        Total Payments     Amount Retained
Expenses             of Net Assets
                            Under Plan      by Distributor          Under
Plan                  of Class
---------------------------------------------------------------------------------------------------------

 Class B Plan               $3,863,200          $3,108,386
$18,327,906                      6.29%
 Class C Plan                1,125,590             316,558
3,097,912                      3.72
 Class N Plan                   32,790              30,509
216,093                      2.44

29 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 5. Illiquid or Restricted Securities
 As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also
 be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid
 or restricted securities subject to this limitation as of October 31, 2002 was
 $407,063, which represents 0.05% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

Valuation as of          Unrealized
 Security                     Acquisition Dates             Cost
Oct. 31, 2002        Depreciation
-----------------------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Axsun Technologies, Inc.,
 Cv., Series C                         12/13/00
$8,999,997               $194,344          $8,805,653
-----------------------------------------------------------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc., Cv., Series D     10/23/00
5,999,997                     --           5,999,997
-----------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Non-Cum.
 Cv., Series D                           9/6/01
9,100,105                 39,719           9,060,386
-----------------------------------------------------------------------------------------------------------
 ITF Optical Technologies, Inc.,
 Cv., Series A                           4/7/00
5,000,000                173,000           4,827,000

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of
 the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October
 31, 2002.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of
 Oppenheimer Select Managers Gartmore Millennium Growth Fund II:

We have  audited  the  accompanying  statement  of  assets  and  liabilities  of
Oppenheimer  Select  Managers  Gartmore  Millennium  Growth Fund II,  which is a series of Oppenheimer  Select Managers,  including the statement of investments, as of November 30, 2002,  and the related  statement of operations  for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated.  These financial  statements and financial highlights are the  responsibility  of the  Fund's  management.  Our  responsibility  is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  Select Managers  Gartmore  Millennium Growth Fund II as of November
30, 2002, the results of its operations for the year then ended,  the changes in its net  assets and the  financial  highlights  for the  periods  indicated,  in conformity with accounting principles generally accepted in the United States of
America.

 /s/ Deloitte & Touche LLP
 -------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 December 20, 2002

STATEMENT OF INVESTMENTS

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Common Stocks--104.4%
----------------------------------------------------------------
 Consumer Discretionary--19.9%
----------------------------------------------------------------
 Auto Components--1.5%
 CarMax, Inc. 1                            1,913    $    37,686
----------------------------------------------------------------
 Gentex Corp. 1                              472         14,165
                                                    ------------
                                                         51,851

----------------------------------------------------------------
 Hotels, Restaurants & Leisure--3.4%
 CBRL Group, Inc.                            807         21,999
----------------------------------------------------------------
 Cheesecake Factory, Inc. (The) 1          1,021         36,409
----------------------------------------------------------------
 Darden Restaurants, Inc.                    938         20,289
----------------------------------------------------------------
 International Game Technology 1             310         23,901
----------------------------------------------------------------
 Yum! Brands, Inc. 1                         712         17,024
                                                    ------------
                                                        119,622

----------------------------------------------------------------
 Household Durables--1.4%
 Mohawk Industries, Inc. 1                   353         21,748
----------------------------------------------------------------
 Newell Rubbermaid, Inc.                     877         27,819
                                                    ------------
                                                         49,567

----------------------------------------------------------------
 Internet & Catalog Retail--2.0%
 Amazon.com, Inc. 1                        1,520         35,492
----------------------------------------------------------------
 eBay, Inc. 1                                510         35,149
                                                    ------------
                                                         70,641

----------------------------------------------------------------
 Media--2.0%
 Getty Images, Inc. 1                        859         25,658
----------------------------------------------------------------
 Insight Communications Co., Inc. 1        1,427         19,764
----------------------------------------------------------------
 Regal Entertainment Group                 1,212         27,391
                                                    ------------
                                                         72,813

----------------------------------------------------------------
 Multiline Retail--1.3%
 99 Cents Only Stores 1                      714         19,970
----------------------------------------------------------------
 Family Dollar Stores, Inc.                  920         27,131
                                                    ------------
                                                         47,101

----------------------------------------------------------------
 Specialty Retail--8.3%
 Advance Auto Parts, Inc. 1                  604         31,136
----------------------------------------------------------------
 AutoZone, Inc. 1                            280         22,876
----------------------------------------------------------------
 Bed Bath & Beyond, Inc. 1                 1,890         65,564
----------------------------------------------------------------
 GameStop Corp. 1                          3,487         64,858
----------------------------------------------------------------
 Guitar Center, Inc. 1                     1,190         23,753
----------------------------------------------------------------
 Rent-A-Center, Inc. 1                       309         15,354
----------------------------------------------------------------
 Tiffany & Co.                               657         18,646
----------------------------------------------------------------
 TJX Cos., Inc. (The)                        874         17,104
----------------------------------------------------------------
 Tractor Supply Co. 1                        448         19,926
----------------------------------------------------------------
 Williams-Sonoma, Inc. 1                     683         17,990
                                                    ------------
                                                        297,207

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Consumer Staples--3.2%
----------------------------------------------------------------
 Beverages--1.3%
 Constellation Brands, Inc., Cl. A 1         920    $    21,638
----------------------------------------------------------------
 Pepsi Bottling Group, Inc. (The)            827         23,752
                                                    ------------
                                                         45,390

----------------------------------------------------------------
 Food & Drug Retailing--0.8%
 Whole Foods Market, Inc. 1                  557         29,604
----------------------------------------------------------------
 Food Products--1.1%
 Wrigley, William Jr. Co.                    720         38,729
----------------------------------------------------------------
 Energy--4.0%
----------------------------------------------------------------
 Energy Equipment & Services--2.3%
 Nabors Industries Ltd. 1                    580         20,532
----------------------------------------------------------------
 Pride International, Inc. 1               2,160         30,197
----------------------------------------------------------------
 Smith International, Inc. 1                 936         31,824
                                                    ------------
                                                         82,553

----------------------------------------------------------------
 Oil & Gas--1.7%
 Burlington Resources, Inc.                  596         25,104
----------------------------------------------------------------
 Noble Energy, Inc.                          947         35,048
                                                    ------------
                                                         60,152

----------------------------------------------------------------
 Financials--7.7%
----------------------------------------------------------------
 Banks--2.3%
 Charter One Financial, Inc.                 755         22,726
----------------------------------------------------------------
 Investors Financial Services Corp.          577         20,183
----------------------------------------------------------------
 Synovus Financial Corp.                   1,840         38,327
                                                    ------------
                                                         81,236

----------------------------------------------------------------
 Diversified Financials--3.3%
 Federated Investors, Inc., Cl. B            679         18,367
----------------------------------------------------------------
 Moody's Corp.                               589         25,928
----------------------------------------------------------------
 Portfolio Recovery Associates, Inc. 1     2,283         40,158
----------------------------------------------------------------
 SLM Corp.                                   337         32,935
                                                    ------------
                                                        117,388

----------------------------------------------------------------
 Insurance--1.4%
 AMBAC Financial Group, Inc.                 806         50,383
----------------------------------------------------------------
 Real Estate--0.7%
 Host Marriott Corp. 1                     2,767         25,318
----------------------------------------------------------------
 Health Care--23.8%
----------------------------------------------------------------
 Biotechnology--3.1%
 Biogen, Inc. 1                              510         22,573
----------------------------------------------------------------
 Gilead Sciences, Inc. 1                     715         28,185
----------------------------------------------------------------
 IDEC Pharmaceuticals Corp. 1                610         20,069
----------------------------------------------------------------
 Medimmune, Inc. 1                         1,120         29,546
----------------------------------------------------------------
 Millennium Pharmaceuticals, Inc. 1          920          9,209
                                                    ------------
                                                        109,582

6 OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Health Care Equipment & Supplies--6.9%
 Biomet, Inc.                              1,530    $    42,075
----------------------------------------------------------------
 Boston Scientific Corp. 1                   602         25,284
----------------------------------------------------------------
 Dentsply International, Inc.                786         26,370
----------------------------------------------------------------
 ResMed, Inc. 1                            1,127         36,526
----------------------------------------------------------------
 St. Jude Medical, Inc. 1                  1,100         38,302
----------------------------------------------------------------
 Stryker Corp.                               506         31,296
----------------------------------------------------------------
 Varian Medical Systems, Inc. 1              572         26,707
----------------------------------------------------------------
 Zimmer Holdings, Inc. 1                     540         20,326
                                                    ------------
                                                        246,886

----------------------------------------------------------------
 Health Care Providers & Services--11.2%
 Advisory Board Co. (The) 1                  546         16,926
----------------------------------------------------------------
 AmerisourceBergen Corp.                     250         14,505
----------------------------------------------------------------
 Anthem, Inc. 1                              303         17,953
----------------------------------------------------------------
 Caremark Rx, Inc. 1                         920         16,247
----------------------------------------------------------------
 Community Health Systems, Inc.            1,486         30,537
----------------------------------------------------------------
 Express Scripts, Inc. 1                     564         28,544
----------------------------------------------------------------
 First Health Group Corp. 1                  716         17,084
----------------------------------------------------------------
 Health Management Assn., Inc., Cl. A      1,084         19,002
----------------------------------------------------------------
 ICON plc, Sponsored ADR 1                 1,757         40,938
----------------------------------------------------------------
 Laboratory Corp. of America Holdings 1      596         14,304
----------------------------------------------------------------
 McKesson Corp.                              648         16,796
----------------------------------------------------------------
 Medical Staffing Network
 Holdings, Inc. 1                          1,033         16,993
----------------------------------------------------------------
 Pharmaceutical Product
 Development, Inc. 1                       1,020         30,549
----------------------------------------------------------------
 Priority Healthcare Corp., Cl. B 1        1,377         30,322
----------------------------------------------------------------
 Schein (Henry), Inc. 1                      334         14,215
----------------------------------------------------------------
 Triad Hospitals, Inc. 1                     884         26,653
----------------------------------------------------------------
 Universal Health Services, Inc., Cl. B 1    410         18,347
----------------------------------------------------------------
 WellPoint Health Networks, Inc. 1           447         29,426
                                                    ------------
                                                        399,341

----------------------------------------------------------------
 Pharmaceuticals--2.6%
 Allergan, Inc.                              550         32,334
----------------------------------------------------------------
 Barr Laboratories, Inc. 1                   161         10,631
----------------------------------------------------------------
 IVAX Corp. 1                              1,037         14,010
----------------------------------------------------------------
 Medicis Pharmaceutical Corp., Cl. A 1       391         18,084
----------------------------------------------------------------
 Watson Pharmaceuticals, Inc. 1              610         18,294
                                                    ------------
                                                         93,353

----------------------------------------------------------------
 Industrials--15.7%
----------------------------------------------------------------
 Aerospace & Defense--0.4%
 InVision Technologies, Inc. 1               510         14,755
----------------------------------------------------------------
 Airlines--1.0%
 JetBlue Airways Corp. 1                     988         36,576
----------------------------------------------------------------
 Building Products--1.0%
 Masco Corp.                               1,784         35,983

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Commercial Services & Supplies--11.0%
 Administaff, Inc. 1                       2,287    $    15,552
----------------------------------------------------------------
 Apollo Group, Inc., Cl. A 1                 775         31,969
----------------------------------------------------------------
 Automatic Data Processing, Inc.             400         17,388
----------------------------------------------------------------
 BISYS Group, Inc. (The) 1                   604         12,249
----------------------------------------------------------------
 Career Education Corp. 1                    323         12,568
----------------------------------------------------------------
 CheckFree Corp. 1                         1,120         21,941
----------------------------------------------------------------
 ChoicePoint, Inc. 1                       1,046         39,309
----------------------------------------------------------------
 Cintas Corp.                                510         25,740
----------------------------------------------------------------
 Corporate Executive Board Co. 1             503         16,599
----------------------------------------------------------------
 First Data Corp.                            510         17,666
----------------------------------------------------------------
 Fiserv, Inc. 1                            1,330         45,114
----------------------------------------------------------------
 H&R Block, Inc.                           1,001         38,368
----------------------------------------------------------------
 Iron Mountain, Inc. 1                       883         29,218
----------------------------------------------------------------
 Stericycle, Inc. 1                          978         32,586
----------------------------------------------------------------
 Weight Watchers International, Inc. 1       762         34,480
                                                    ------------
                                                        390,747

----------------------------------------------------------------
 Electrical Equipment--0.5%
 AU Optronics Corp., ADR 1                 2,400         16,464
----------------------------------------------------------------
 Machinery--1.5%
 Danaher Corp.                               410         25,764
----------------------------------------------------------------
 SureBeam Corp., Cl. A 1                   5,310         28,621
                                                    ------------
                                                         54,385

----------------------------------------------------------------
 Trading Companies & Distributors--0.3%
 Fastenal Co.                                310         11,076
----------------------------------------------------------------
 Information Technology--27.7%
----------------------------------------------------------------
 Communications Equipment--3.3%
 3Com Corp. 1                              3,600         18,540
----------------------------------------------------------------
 Avaya, Inc. 1                             6,900         20,010
----------------------------------------------------------------
 CommScope, Inc. 1                         1,000          9,000
----------------------------------------------------------------
 Comverse Technology, Inc. 1               1,300         15,756
----------------------------------------------------------------
 JDS Uniphase Corp. 1                      2,700          9,207
----------------------------------------------------------------
 Sycamore Networks, Inc. 1                 5,600         17,360
----------------------------------------------------------------
 Tellabs, Inc. 1                           3,000         26,610
                                                    ------------
                                                        116,483

----------------------------------------------------------------
 Computers & Peripherals--3.9%
 ATI Technologies, Inc. 1                  4,600         37,122
----------------------------------------------------------------
 Dell Computer Corp. 1                       720         20,592
----------------------------------------------------------------
 Lexmark International, Inc., Cl. A 1        200         13,228
----------------------------------------------------------------
 Pinnacle Systems, Inc. 1                  1,600         22,608
----------------------------------------------------------------
 SanDisk Corp. 1                           1,200         33,300
----------------------------------------------------------------
 Sigma Designs, Inc. 1                     2,600         10,501
                                                    ------------
                                                        137,351

7 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Electronic Equipment & Instruments--3.2%
 Fisher Scientific International, Inc. 1   1,140     $   34,155
----------------------------------------------------------------
 PerkinElmer, Inc.                         3,600         30,816
----------------------------------------------------------------
 ScanSource, Inc. 1                          356         25,988
----------------------------------------------------------------
 Waters Corp. 1                              904         24,227
                                                    ------------
                                                        115,186

----------------------------------------------------------------
 Internet Software & Services--1.0%
 Ameritrade Holding Corp. 1                3,300         16,995
----------------------------------------------------------------
 Yahoo!, Inc. 1                            1,100         20,097
                                                    ------------
                                                         37,092

----------------------------------------------------------------
 IT Consulting & Services--1.7%
 Anteon International Corp. 1                720         16,812
----------------------------------------------------------------
 MPS Group, Inc. 1                         2,660         15,960
----------------------------------------------------------------
 Unisys Corp. 1                            2,500         28,000
                                                    ------------
                                                         60,772

----------------------------------------------------------------
 Office Electronics--0.6%
 Zebra Technologies Corp., Cl. A 1           351         22,541
----------------------------------------------------------------
 Semiconductor Equipment & Products--6.0%
 Altera Corp. 1                            1,500         21,795
----------------------------------------------------------------
 Analog Devices, Inc. 1                      320          9,821
----------------------------------------------------------------
 ChipPAC, Inc. 1                           4,600         20,796
----------------------------------------------------------------
 Linear Technology Corp.                   1,020         33,895
----------------------------------------------------------------
 National Semiconductor Corp. 1            1,400         28,420
----------------------------------------------------------------
 Skyworks Solutions, Inc. 1                4,460         53,743
----------------------------------------------------------------
 Taiwan Semiconductor
 Manufacturing Co. Ltd., ADR               4,900         45,080
                                                    ------------
                                                        213,550

----------------------------------------------------------------
 Software--8.0%
 Adobe Systems, Inc.                         700         20,671
----------------------------------------------------------------
 Autodesk, Inc.                            1,200         18,588
----------------------------------------------------------------
 BEA Systems, Inc. 1                       1,300         14,378
----------------------------------------------------------------
 Cadence Design Systems, Inc. 1            1,120         16,150
----------------------------------------------------------------
 Electronic Arts, Inc. 1                     610         41,395
----------------------------------------------------------------
 Informatica Corp. 1                       2,600         17,940
----------------------------------------------------------------
 Intuit, Inc. 1                              500         26,970
----------------------------------------------------------------
 Network Associates, Inc. 1                1,220         22,265
----------------------------------------------------------------
 SAP AG (Systeme, Anwendungen,
 Produkte in der Datenverarbeitung),
 Sponsored ADR                               820         18,245
----------------------------------------------------------------
 Symantec Corp. 1                            800         34,984
----------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1       600         17,958
----------------------------------------------------------------
 Veritas Software Corp. 1                  1,900         34,542
                                                    ------------
                                                        284,086

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Materials--1.9%
----------------------------------------------------------------
 Chemicals--1.4%
 Ecolab, Inc.                                586    $    29,106
----------------------------------------------------------------
 International Flavors & Fragrances, Inc.    691         22,817
                                                    ------------
                                                         51,923

----------------------------------------------------------------
 Metals & Mining--0.5%
 Nucor Corp.                                 363         18,237
----------------------------------------------------------------
 Telecommunication Services--0.5%
----------------------------------------------------------------
 Wireless Telecommunication Services--0.5%
 Vodafone Group plc, Sponsored ADR         1,000         18,750
                                                    ------------
 Total Common Stocks (Cost $3,686,118)                3,724,674

----------------------------------------------------------------
 Total Investments, at Value
 (Cost $3,686,118)                         104.4%     3,724,674
----------------------------------------------------------------
 Liabilities in Excess of Other Assets      (4.4)      (158,564)
                                           ---------------------
 Net Assets                                100.0%   $ 3,566,110
                                           =====================

Footnotes to Statement of Investments

1. Non-income producing security.

See accompanying Notes to Financial Statements.

8 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES November 30, 2002

-----------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $3,686,118)--see accompanying statement
$ 3,724,674
-----------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold                                                                183,601
 Interest and dividends
                                                      754
 Shares of beneficial interest
sold                                                  458

Other
846

------------
 Total
assets
3,910,333

-----------------------------------------------------------------------------------------
 Liabilities
 Bank
overdraft
86,049
-----------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased
                                            238,636
 Shareholder
reports                                                               9,963
 Legal, auditing and other professional
fees                                       7,659
 Transfer and shareholder servicing agent
fees                                       569
 Trustees'
compensation                                                              321
 Distribution and service plan
fees                                                  210
 Other
                                                                      816

------------
 Total
liabilities
344,223

-----------------------------------------------------------------------------------------
 Net Assets
$ 3,566,110

============

-----------------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital
$ 5,783,279
-----------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions
(2,255,725)
-----------------------------------------------------------------------------------------
 Net unrealized appreciation on
investments                                       38,556

------------
 Net Assets
$ 3,566,110

============

9 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES Continued

-----------------------------------------------------------------------------------------

 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $3,147,846 and 545,996
 shares of beneficial interest
outstanding)                                        $5.77
 Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering
price)                                     $6.12
-----------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $193,490 and 34,012
 shares of beneficial interest
outstanding)                                        $5.69
-----------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $156,099 and 27,452
 shares of beneficial interest
outstanding)                                        $5.69
-----------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $68,096 and 11,882
 shares of beneficial interest
outstanding)                                        $5.73
-----------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price
 per share (based on net assets of $579 and 100 shares
 of beneficial interest
outstanding)                                               $5.79

 See accompanying Notes to Financial Statements.

10 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF OPERATIONS For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $61)               $     9,524
--------------------------------------------------------------------------------
 Interest                                                                3,247

-------------
 Total investment income                                                12,771

--------------------------------------------------------------------------------
 Expenses
 Management fees                                                        46,707
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   593
 Class B                                                                 1,479
 Class C                                                                 1,309
 Class N                                                                   251
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 4,697
 Class B                                                                   849
 Class C                                                                   547
 Class N                                                                   276
 Class Y                                                                   866
--------------------------------------------------------------------------------
 Shareholder reports                                                    18,055
--------------------------------------------------------------------------------
 Legal, auditing and other professional fees                            10,667
--------------------------------------------------------------------------------
 Trustees' compensation                                                  3,945
--------------------------------------------------------------------------------
 Custodian fees and expenses                                                82
--------------------------------------------------------------------------------
 Other                                                                   1,680

-------------
 Total expenses                                                         92,003
 Less voluntary reimbursement of expenses
(19,411)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Classes A, B, C and N
(1,433)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y
(863)

-------------
 Net expenses                                                           70,296

--------------------------------------------------------------------------------
 Net Investment Loss
(57,525)

--------------------------------------------------------------------------------
 Realized and Unrealized Loss
 Net realized loss on investments
(885,171)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments
(121,962)

-------------
 Net realized and unrealized loss
(1,007,133)

--------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations
$(1,064,658)

=============

 See accompanying Notes to Financial Statements.

11 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended November 30,                                      2002
2001 1
------------------------------------------------------------------------------------

 Operations
 Net investment loss                                   $   (57,525)    $
(37,343)
------------------------------------------------------------------------------------
 Net realized loss                                        (885,171)
(1,370,554)
------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     (121,962)
160,518

-----------------------------
 Net decrease in net assets resulting from operations   (1,064,658)
(1,247,379)

------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                    79,719
5,282,582
 Class B                                                   133,805
88,164
 Class C                                                    79,667
118,917
 Class N                                                    50,078
28,215
 Class Y                                                        --
            --

------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                (721,389)
4,270,499
------------------------------------------------------------------------------------
 Beginning of period                                     4,287,499
17,000 2

-----------------------------
 End of period                                         $ 3,566,110     $
4,287,499

=============================

1. For the period from February 16, 2001 (inception of offering) to November
30,
2001.
2. Reflects the value of the Manager's initial seed money investment at
December 22, 2000.

 See accompanying Notes to Financial Statements.

12 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

FINANCIAL HIGHLIGHTS

                                                                   Class
A                     Class B                     Class C

Year                        Year                        Year

Ended                       Ended                       Ended
                                                                  Nov.
30,                    Nov. 30,                    Nov. 30,
                                                        2002          2001
1        2002          2001 1        2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 7.56
$10.00        $ 7.51        $10.00        $ 7.51        $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.09)
(.07)         (.05)         (.14)         (.11)         (.04)
 Net realized and unrealized loss                      (1.70)
(2.37)        (1.77)        (2.35)        (1.71)        (2.45)

-------------------------------------------------------------------------------
 Total from investment operations                      (1.79)
(2.44)        (1.82)        (2.49)        (1.82)        (2.49)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $5.77        $
7.56         $5.69        $ 7.51         $5.69        $ 7.51

===============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                   (23.68)%
(24.40)%      (24.23)%      (24.90)%      (24.23)%      (24.90)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $3,148
$4,046          $193          $ 95          $156          $114
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $3,560
$4,255          $148          $118          $131          $ 40
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                   (1.42)%
(1.04)%       (2.16)%       (1.93)%       (2.16)%       (1.93)%
 Expenses                                               2.24%
1.75%         3.66%         2.74%         3.51%         2.76%
 Expenses, net of voluntary reimbursement of expenses
 and/or voluntary waiver of transfer agent fees         1.73%
1.75%         2.77%         2.57%         2.79%         2.28%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 408%
370%          408%          370%          408%          370%

1. For the period from February 16, 2001 (inception of offering) to November
30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

13 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

FINANCIAL HIGHLIGHTS  Continued

                                                              Class
N           Class Y

Year              Year

Ended             Ended
                                                             Nov.
30,          Nov. 30,
                                                        2002   2001 1
2002   2001 2
-----------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 7.53   $ 9.06   $
7.57   $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.10)    (.03)
(.08)    (.05)
 Net realized and unrealized loss                      (1.70)   (1.50)
(1.70)   (2.38)

-------------------------------------
 Total from investment operations                      (1.80)   (1.53)
(1.78)   (2.43)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                        $5.73    $7.53
$5.79    $7.57

=====================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                   (23.90)% (16.89)%
(23.51)% (24.30)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $68      $31
$1       $1
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $50      $ 9
$1       $1
 Ratios to average net assets: 4
 Net investment loss                                   (1.67)%  (1.53)%
(0.80)%  (0.63)%
 Expenses                                               3.14%    2.27%
88.69%  501.80%
 Expenses, net of voluntary reimbursement of expenses
 and/or voluntary waiver of transfer agent fees         2.28%    1.74%
1.62%    1.45%
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                                 408%     370%
408%     370%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. For the period from February 16, 2001 (inception of offering) to November
30,
2001.
3. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
4. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

14 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Select Managers Gartmore Millennium Growth Fund II (the Fund), a
series of Oppenheimer Select Managers, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The
Fund's investment objective is to seek long-term capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Gartmore Mutual Fund Capital
Trust (the Sub-Advisor).
         The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical
rights and voting privileges. Earnings, net assets and net asset value per share
may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class
B
shares will automatically convert to Class A shares six years after the date of
purchase.
         The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges
or
other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued
primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase
agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to
each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any
capital loss carryforward.

15 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 As of November 30, 2002, the Fund had available for federal income tax purposes
 unused capital loss carryforwards as follows:

                  Expiring
                  -------------------------------------
                  2009                       $1,370,554
                  2010                          880,670
                                             ----------
                  Total                      $2,251,224
                                             ==========

 As of November 30, 2002, the Fund had approximately $5,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss)
 and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing
 of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized
 gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect decrease in paid-in capital $57,525. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss        $(2,255,725)
                 Net unrealized appreciation               38,556
                                                      -----------
                 Total                                $(2,217,169)
                                                      ===========

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial state- ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended November 30, 2002      Period Ended
November 30, 2001 1
                                Shares            Amount
Shares            Amount
-----------------------------------------------------------------------------------------------

 Class A
 Sold                           30,084         $ 196,309
595,277        $5,822,887
 Redeemed                      (19,548)         (116,590)
(61,217)         (540,305)

----------------------------------------------------------------
 Net increase                   10,536         $  79,719
534,060        $5,282,582

================================================================
-----------------------------------------------------------------------------------------------
 Class B
 Sold                           42,282         $ 258,845
69,186        $  598,656
 Redeemed                      (20,912)         (125,040)
(56,644)         (510,492)

----------------------------------------------------------------
 Net increase                   21,370         $ 133,805
12,542        $   88,164

================================================================
-----------------------------------------------------------------------------------------------
 Class C
 Sold                           20,939         $ 138,980
15,134        $  119,151
 Redeemed                       (8,689)          (59,313)
(32)             (234)

----------------------------------------------------------------
 Net increase                   12,250         $  79,667
15,102        $  118,917

================================================================
-----------------------------------------------------------------------------------------------
 Class N
 Sold                            7,953         $  51,460
4,166        $   28,215
 Redeemed                         (237)           (1,382)
--                --

----------------------------------------------------------------
 Net increase                    7,716         $  50,078
4,166        $   28,215

================================================================
-----------------------------------------------------------------------------------------------
 Class Y
 Sold                               --         $      --
--        $       --
 Redeemed                           --                --
--                --

----------------------------------------------------------------
 Net increase (decrease)            --         $      --
--        $       --

================================================================

 1. For the period from February 16, 2001 (inception of offering) to November
 30, 2001, for Class A, B, C and Y shares and for the period from March 1,
2001
 (inception of offering) to November 30, 2001, for Class N shares.

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $16,210,702 and $15,219,389, respectively.

 As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $3,686,118 was composed of:

            Gross unrealized appreciation      $ 251,856
            Gross unrealized depreciation       (213,300)
                                               ---------
            Net unrealized appreciation        $  38,556
                                               =========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

17 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the
investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.20% of the first $400 million of average annual net assets of the Fund, 1.10% of the next $400 million, and 1.00% of average annual net assets
in excess of $800 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that
expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained Gartmore Mutual Fund Capital Trust as
the Sub-Advisor to provide the day-to-day portfolio management of the Fund.
For
the year ended November 30, 2002, the Manager paid $27,568 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager,
acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
fees up to an annual rate of 0.35% for all classes. Effective November 1,
2002,
Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended
or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period
indicated.

                   Aggregate        Class A      Concessions
Concessions       Concessions      Concessions
                   Front-End      Front-End       on Class A        on Class
B        on Class C       on Class N
               Sales Charges  Sales Charges           Shares
Shares            Shares           Shares
                  on Class A    Retained by      Advanced by       Advanced
by       Advanced by      Advanced by
Year Ended            Shares    Distributor    Distributor 1     Distributor
1     Distributor 1    Distributor 1
-----------------------------------------------------------------------------------------------------------------

November 30, 2002     $2,876         $1,899               $7
$4,524              $926             $279

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own
resources at the time of sale.

                                            Class A                   Class
B                   Class C                   Class N
                                Contingent Deferred       Contingent
Deferred       Contingent Deferred       Contingent Deferred
                                      Sales Charges             Sales
Charges             Sales Charges             Sales Charges
                                        Retained by               Retained
by               Retained by               Retained by
Year Ended                              Distributor
Distributor               Distributor               Distributor
----------------------------------------------------------------------------------------------------------------------------------

November 30, 2002                               $--
$2,142                        $8                        $4

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service
Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.
Reimbursement is made quarterly at an annual rate of up to 0.25% of the average
annual net assets of Class A shares of the Fund. For the year ended November
30,
2002, payments under the Class A Plan totaled $593, all of which were paid by the Distributor to recipients, and included $167 paid to an affiliate of the
Manager. Any unreimbursed expenses the Distributor incurs with respect to
Class
A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The
Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year
under each plan.

18 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

 Distribution fees paid to the Distributor for the year ended November 30,
2002,
 were as follows:

                                   Distributor's Aggregate

Distributor's Aggregate             Unreimbursed
                                      Total Payments           Amount
Retained     Unreimbursed Expenses         Expenses as % of
                                          Under Plan            by
Distributor                Under Plan      Net Assets of Class
----------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                 $1,479
$1,339                   $41,203                    21.29%
 Class C Plan                                  1,309
1,025                    41,624                    26.67
 Class N Plan                                    251
236                     5,037                     7.40

--------------------------------------------------------------------------------
5. Borrowing and Lending Arrangements Bank Borrowings.  Until November 12, 2002,
the Fund had the  ability  to  borrow  from a bank for  temporary  or  emergency purposes  provided  asset  coverage for  borrowings  exceeded 300%. The Fund and other Oppenheimer funds  participated in a $400 million unsecured line of credit with a bank.  Under that unsecured line of credit,  interest was charged to each fund,  based on its  borrowings,  at a rate equal to the Federal Funds Rate plus
0.45%.  Under that credit facility,  the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate
of                     0.08%                     per                      annum.
--------------------------------------------------------------------------------
Interfund Borrowing and Lending  Arrangements.  Effective November 12, 2002, the
following  interfund  borrowing  and  lending  arrangements  went  into  effect.
Consistent  with its  fundamental  policies and  pursuant to an exemptive  order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing  and  lending  activities  with  other  funds in the  OppenheimerFunds complex.  Borrowing  money  from  affiliated  funds  may  afford  the  Fund  the flexibility to use the most cost-effective  alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher  rate  of  return  than it  could  from  interest  rates  on  alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements,  including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's  notice.  In that  circumstance,  the Fund might have to borrow from a bank at a higher  interest cost if money to lend were not available from another
Oppenheimer  fund.  When the Fund lends assets to another  affiliated  fund, the
Fund is subject to the risk that the borrowing fund fails to repay the loan. The
Fund had no borrowing or lending arrangements  outstanding during the year ended or at November 30, 2002.